N E W P A R K R E S O U R C E S P R E S E N TAT I O N S E P T E M B E R 2 0 1 7

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and future financial results are forward-looking statements. Words such as “will”, “may”, “could”, “would”, “anticipates”, “believes”, “estimates”, “expects”, “plans”, “intends”, and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These forward-looking statements reflect the current views of our management; however, various risks, uncertainties, contingencies and other factors, some of which are beyond our control, are difficult to predict and could cause our actual results, performance or achievements to differ materially from those expressed in, or implied by, these statements, including the success or failure of our efforts to implement our business strategy. We assume no obligation to update, amend or clarify publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. Many factors, including those discussed more fully elsewhere in this presentation and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2016, as well as others, could cause results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the worldwide oil and natural gas industry, our customer concentration and reliance on the U.S. exploration and production market, risks related to our international operations, the cost and continued availability of borrowed funds including noncompliance with debt covenants, operating hazards present in the oil and natural gas industry, our ability to execute our business strategy and make successful business acquisitions and capital investments, the availability of raw materials and skilled personnel, our market competition, compliance with legal and regulatory matters, including environmental regulations, the availability of insurance and the risks and limitations of our insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, risks related to severe weather, particularly in the U.S. Gulf Coast, cybersecurity breaches or business system disruptions and risks related to the fluctuations in the market value of our common stock. Newpark’s filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through its website at www.newpark.com. F O R W A R D L O O K I N G S TAT E M E N T S 2

This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA Margin, Net Debt and the Ratio of Net Debt to Capital. Management believes that these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and/or that of other companies in our industry. In addition, management uses these measures to evaluate operating performance, and our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. N O N - G A A P F I N A N C I A L M E A S U R E S 3

$984 $1,042 $1,118 $677 $471 $342 $230 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2012 2013 2014 2015 2016 2017 84% 16% First Half 2017 - Revenue by Segment  Two Operating Segments: Fluids Systems  Oil and Gas exploration Mats and Integrated Services  Oil and Gas exploration  Electrical transmission and distribution  Pipeline  Petrochemical  Construction  Key geographic markets:  North America  EMEA  Latin America  Asia Pacific R e ve n u e s ($ m ill io n s) Consolidated Revenues Fluids Systems Mats and Integrated Services C O M P A N Y O V E R V I E W 4 Full Year First Half

Revenue by Region G L O B A L S T R E N G T H 5 67% 57% 45% 59% 7% 8% 7% 8% 8% 7% 9% 5% 18% 28% 39% 28% 2014 2015 2016 First Half 2017 U.S. Canada Latin America EMEA/APAC

S T R E N G T H E N E D B Y O U R I N V E S T M E N T S  Elevated capital campaign completed  Infrastructure investments open new markets and significantly enhance our competitiveness  Reflects our commitment to be the global leader in fluids and mats technology 6 Fluids: Manufacturing Facility & Distribution Center Completed 2016 Fluids: Gulf of Mexico Deepwater Shorebase Completed 2017 Mats: Completed Manufacturing 2015 and Technology Center 2016

54% 9% 31% 6% U.S. Canada EMEA/APAC Latin America  Largest independent drilling fluids provider  3rd largest drilling fluids company worldwide*  Seek to capitalize on competitive diversions to drive further market share gains  Expanding global market share, leveraging IOC/NOC relationships $862 $926 $965 $581 $395 $195 $287 $0 $200 $400 $600 $800 $1,000 $1,200 2012 2013 2014 2015 2016 2017 Re ve n u e s ($ m il lio n s) Total Segment Revenues First Half 2017 Revenue by Region * Based on company data F L U I D S S Y S T E M S - O V E R V I E W 7 Full Year First Half

F L U I D S S Y S T E M S - T E C H N O L O G Y 8  Proven drilling fluid systems designed to enhance wellsite performance  Evolution® high-performance, water-based technology for global applications  Fusion™ brine fluid system creates a unique enhancement for shale basins  Kronos™ deepwater drilling fluid systems offers operators a consistent fluid across a wide temperature and pressure spectrum  Fluids Development  Driving continued advancements in technology, bringing new chemistries to enhance drilling efficiencies in challenging environments

2,283 2,114 2,241 1,170 639 1,025 10% 11% 12% 13% 14% 15% 16% - 500 1,000 1,500 2,000 2,500 2012 2013 2014 2015 2016 First Half 2017 NAM Rig Count Market Share $615 $654 $687 $352 $183 $83 $181 $0 $100 $200 $300 $400 $500 $600 $700 $800 2012 2013 2014 2015 2016 2017  Revenues impacted by drilling activity and operators reducing well expenditures  Service quality, focus and organizational alignment driving share gains in the market  Hold #2 market share position in U.S. land*  Focused on expanding presence in GOM  Shorebase facility now fully operational (1) Source: BHI and company data Re ve n u e ( $ m il lio n s) North American Revenues NAM Rig Count & Market Share(1) *Based on company data F L U I D S S Y S T E M S – N O R T H A M E R I C A 9 Full Year First Half

$246 $272 $278 $229 $212 $112 $106 $0 $50 $100 $150 $200 $250 $300 $350 2012 2013 2014 2015 2016 2017 $117 $137 $166 $164 $167 $87 $99 $84 $47 $40 $42 $36 $28 $18 $5 2012 2013 2014 2015 2016 EMEA LATAM APAC  International expansion key to our strategy  More stable than NAM, through the industry cycles  Longer term contracts  Largely IOC’s/NOC’s  Fewer competitors  Key contract awards have driven growth  Kuwait (KOC)  Algeria (Sonatrach)  Republic of Congo (ENI)  Uruguay ultra-deepwater (Total)  Albania (Shell)  Chile (ENAP)  Two recent awards provide future growth  India (Cairn)  Offshore Australia (partnering with Baker Hughes) International Revenues International Revenues by Region F L U I D S S Y S T E M S – I N T E R N AT I O N A L 10 Full Year First Half

$122 $116 $153 $96 $76 $35 $55 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2012 2013 2014 2015 2016 2017  Leading provider of engineered worksite solutions  Patented technology, service capability and size of composite mat rental fleet provide competitive advantage  Recent completion of R&D Center is critical to drive innovation and expansion of product offering  Established core rental business in NAM exploration market, where mats reduce operator’s costs and improve environmental protection during drilling and completion phase  Revenues include rentals and sale of DURA- BASE composite mats Total Segment Revenues R e ve n u e s ($ m ill io n s) M AT S & I N T E G R AT E D S E R V I C E S - O V E R V I E W 11 Full Year First Half

M AT S - C O M P E T I T I V E A D V A N TA G E S A C R O S S I N D U S T R I E S 12 Superior Quality Enhanced EH&S Attributes Scale & Responsiveness DO WE HAVE PHOTOS OF ACTUAL INSTALL? PHOTO FROM PG 3 OF BROCHURE? Transportation, Install & Remediation Efficiency

 Diversifying beyond the wellsite  Accelerate penetration of non- exploration markets, both domestically and internationally  Larger addressable market  Similar value drivers as exploration market  Innovate and commercialize differentiated system enhancements, including EPZ Grounding System™ for the utility industry M AT S – A C C E L E R AT I N G D I V E R S I F I C AT I O N 13

M AT S – D I V E R S I F I C AT I O N I S K E Y T O E A R N I N G S S TA B I L I T Y 14 $122 $116 $153 $96 $76 0% 10% 20% 30% 40% 50% 60% $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2012 2013 2014 2015 2016 R e ve n u e ($ m il) EB IT D A M ar gi n * * EBITDA and EBITDA margin are non-GAAP financial measures. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation. 35% 51% 14% O & G - Exploration NAM Non-Exploration Int'l Non-Exploration First Half 2017 Revenues by Market  Following historic collapse of O&G activity in 2015, expansion of business outside of NAM exploration accelerated  Geographic and end-user market diversification was key to maintaining profitability through the cycle  Majority of revenue now derived from non-exploration markets, providing stability during E&P market volatility  Significant opportunity for expansion remains  Capitalize on NAM exploration recovery  Build upon position in utilities and pipeline, where a high volume of infrastructure projects are planned for upcoming years Segment Revenue and EBITDA Margin

F I N A N C I A L F O C U S  Short-Term Actions  Focused on managing cost structure as NAM activity levels improve  Continuing efforts to optimize working capital  Limit capital investments beyond growth/diversification projects  Long-term Focus  Continue investing in strategic projects  IOC/deepwater focus in fluids  Aggressively pursue non-E&P market expansion in mats  Selectively seek to strengthen core competencies, including expanding technology portfolio $256 $183 $182 $179 $156 $161 $209 $117 $97 $71 $68 $63 20% 23% 26% 29% 32% 35% $0 $50 $100 $150 $200 $250 $300 2012 2013 2014 2015 2016 June 2017 Total Debt Net Debt (1) Total Debt to Capital Ratio Capital Structure  Protecting the Balance Sheet  Issued $100m of 5 year convertible bonds in Dec 2016, and retired $78m of debt  $90m Revolving credit facility provides additional liquidity 15 (1) Net Debt is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in the Appendix to this presentation.

A P P E N D I X

C O N S O L I D AT E D S TAT E M E N T S O F O P E R AT I O N S 17 Three Months Ended Six Months Ended (In thousands, except per share data) June 30, 2017 March 31, 2017 June 30, 2016 June 30, 2017 June 30, 2016 Revenues $ 183,020 $ 158,691 $ 115,315 $ 341,711 $ 229,859 Cost of revenues 148,431 129,590 102,803 278,021 214,376 Selling, general and administrative expenses 26,630 25,397 21,435 52,027 44,927 Other operating income, net (9) (42) (713) (51) (2,409) Impairments and other charges — — 6,925 — 6,925 Operating income (loss) 7,968 3,746 (15,135) 11,714 (33,960) Foreign currency exchange (gain) loss 534 392 (746) 926 (1,201) Interest expense, net 3,441 3,218 3,022 6,659 5,103 Gain on extinguishment of debt — — — — (1,894) Income (loss) from operations before income taxes 3,993 136 (17,411) 4,129 (35,968) Provision (benefit) for income taxes 2,361 1,119 (3,507) 3,480 (8,764) Net income (loss) $ 1,632 $ (983) $ (13,904) $ 649 $ (27,204) Calculation of EPS: Basic - net income (loss) $ 1,632 $ (983) $ (13,904) $ 649 $ (27,204) Assumed conversions of Convertible Notes due 2017 — — — — — Diluted - adjusted net income (loss) $ 1,632 $ (983) $ (13,904) $ 649 $ (27,204) Basic - weighted average common shares outstanding 84,653 84,153 83,457 84,404 83,358 Dilutive effect of stock options and restricted stock awards 2,662 — — 2,695 — Dilutive effect of Convertible Notes due 2017 — — — — — Dilutive effect of Convertible Notes due 2021 — — — — — Diluted - weighted average common shares outstanding 87,315 84,153 83,457 87,099 83,358 Income (loss) per common share - basic: $ 0.02 $ (0.01) $ (0.17) $ 0.01 $ (0.33) Income (loss) per common share - diluted: $ 0.02 $ (0.01) $ (0.17) $ 0.01 $ (0.33) Note: For all periods presented, we excluded the assumed conversion of the Convertible Notes in calculating diluted earnings per share as the effect was anti-dilutive.

O P E R AT I N G S E G M E N T R E S U LT S 18 Three Months Ended Six Months Ended (In thousands) June 30, 2017 March 31, 2017 June 30, 2016 June 30, 2017 June 30, 2016 Revenues Fluids systems $ 150,623 $ 136,050 $ 96,153 $ 286,673 $ 194,804 Mats and integrated services 32,397 22,641 19,162 55,038 35,055 Total revenues $ 183,020 $ 158,691 $ 115,315 $ 341,711 $ 229,859 Operating income (loss) Fluids systems (1) $ 5,863 $ 6,352 $ (11,924) $ 12,215 $ (27,131) Mats and integrated services 11,419 6,402 3,989 17,821 7,725 Corporate office (9,314) (9,008) (7,200) (18,322) (14,554) Operating income (loss) $ 7,968 $ 3,746 $ (15,135) $ 11,714 $ (33,960) Segment operating margin Fluids systems 3.9% 4.7% (12.4)% 4.3% (13.9)% Mats and integrated services 35.2% 28.3% 20.8% 32.4% 22.0% (1) Second quarter 2016 and first half 2016 operating results included $7.6 million of charges associated with asset impairments primarily in the Asia pacific region. In addition, second quarter and first half 2016 operating results included $0.7 million and $3.9 million of charges associated with workforce reductions, respectively.

C O N S O L I D AT E D B A L A N C E S H E E T S 19 June 30, 2017 December 31, 2016 ASSETS Cash and cash equivalents $ 68,237 $ 87,878 Receivables, net 230,193 214,307 Inventories 156,947 143,612 Prepaid expenses and other current assets 50,010 17,143 Total current assets 505,387 462,940 Property, plant and equipment, net 304,129 303,654 Goodwill 20,238 19,995 Other intangible assets, net 4,892 6,067 Deferred tax assets 2,388 1,747 Other assets 3,434 3,780 Total assets $ 840,468 $ 798,183 LIABILITIES AND STOCKHOLDERS’ EQUITY Current debt $ 85,879 $ 83,368 Accounts payable 82,302 65,281 Accrued liabilities 39,863 31,152 Total current liabilities 208,044 179,801 Long-term debt, less current portion 75,107 72,900 Deferred tax liabilities 36,070 38,743 Other noncurrent liabilities 6,943 6,196 Total liabilities 326,164 297,640 Common stock, $0.01 par value, 200,000,000 shares authorized and 100,881,208 and 99,843,094 shares issued, respectively 1,009 998 Paid-in capital 565,568 558,966 Accumulated other comprehensive loss (55,384) (63,208) Retained earnings 130,285 129,873 Treasury stock, at cost; 15,321,316 and 15,162,050 shares, respectively (127,174) (126,086) Total stockholders’ equity 514,304 500,543 Total liabilities and stockholders' equity $ 840,468 $ 798,183

C O N S O L I D AT E D S TAT E M E N T S O F C A S H F L O W 20 Six Months Ended June 30, (In thousands) 2017 2016 Cash flows from operating activities: Net income (loss) $ 649 $ (27,204) Adjustments to reconcile net income (loss) to net cash provided by (used in) operations: Impairments and other non-cash charges — 8,617 Depreciation and amortization 19,244 19,201 Stock-based compensation expense 5,874 5,613 Provision for deferred income taxes (3,672) 546 Net provision for doubtful accounts 1,412 1,582 Gain on sale of assets (1,266) (1,841) Gain on extinguishment of debt — (1,894) Amortization of original issue discount and debt issuance costs 2,679 796 Change in assets and liabilities: (Increase) decrease in receivables (48,612) 18,006 (Increase) decrease in inventories (10,500) 18,981 Increase in other assets (2,773) (3,000) Increase (decrease) in accounts payable 15,590 (20,720) Increase in accrued liabilities and other 43,685 1,143 Net cash provided by operating activities 22,310 19,826 Cash flows from investing activities: Capital expenditures (16,644) (26,652) Increase in restricted cash (29,765) (22) Proceeds from sale of property, plant and equipment 1,222 2,553 Net cash used in investing activities (45,187) (24,121) Cash flows from financing activities: Borrowings on lines of credit — 4,268 Payments on lines of credit — (5,034) Purchase of Convertible Notes due 2017 — (9,206) Debt issuance costs (335) (1,707) Other financing activities 2,333 2,170 Proceeds from employee stock plans 1,517 4 Purchases of treasury stock (2,382) (1,093) Net cash provided by (used in) financing activities 1,133 (10,598) Effect of exchange rate changes on cash 2,103 903 Net decrease in cash and cash equivalents (19,641) (13,990) Cash and cash equivalents at beginning of year 87,878 107,138 Cash and cash equivalents at end of period $ 68,237 $ 93,148

N O N - G A A P F I N A N C I A L M E A S U R E S 21 To help understand the Company’s financial performance, the Company has supplemented its financial results that it provides in accordance with generally accepted accounting principles (“GAAP”) with non-GAAP financial measures. Such financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA Margin, Net Debt and the Ratio of Net Debt to Capital. We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and/or that of other companies in our industry. In addition, management uses these measures to evaluate operating performance, and our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. (1) 2015 net loss and EBITDA included $88.7 million of pre-tax charges associated with goodwill and other asset impairments, workforce reductions and estimated resolution of wage and hour litigation. 2016 net loss and EBITDA included $13.8 million of net pre-tax charges associated with asset impairments and workforce reductions partially offset by gains for extinguishment of debt and adjustment for settlement of wage and hour litigation. C solid t (I housan s) 2012 2013 2014 2015 2016 Net income (loss) from continuing operations (GAAP) (1) 50,453$ 52,622$ 79,009$ (90,828)$ (40,712)$ Interest expense, net 9,727 11,279 10,431 9,111 9,866 Provision (benefit) for income taxes 31,346 28,725 41,048 (21,398) (24,042) Depreciation and amortization 28,946 39,764 41,175 43,917 37,955 EBITDA (non-GAAP) (1) 120,472$ 132,390$ 171,663$ (59,198)$ (16,933)$ Twelve Months Ended December 31,

N O N - G A A P F I N A N C I A L M E A S U R E S 22 (2) 2015 Fluids Systems operating results and EBITDA included $82.7 million of pre-tax charges associated with goodwill and other asset impairments and workforce reductions. 2016 Fluids Systems operating results and EBITDA included $15.6 million of pre-tax charges associated with asset impairments and workforce reductions. (3) 2015 Mats and Integrated Services operating results and EBITDA included $0.7 million of pre-tax charges associated with workforce reductions. 2016 Mats and Integrated Services operating results and EBITDA included $0.3 million of pre-tax charges associated with workforce reductions. Fluids Systems (In thousands) 2012 2013 2014 2015 2016 Operating income (loss) (GAAP) (2) 59,987$ 72,604$ 95,600$ (86,770)$ (43,631)$ Depreciation and amortization 18,419 26,679 22,934 22,108 20,746 EBITDA (non-GAAP) (2) 78,406$ 99,283$ 118,534$ (64,662)$ (22,885)$ Revenues 861,670$ 926,392$ 965,049$ 581,136$ 395,461$ Operating Margin (GAAP) 7.0% 7.8% 9.9% -14.9% -11.0% EBITDA Margin (non-GAAP) 9.1% 10.7% 12.3% -11.1% -5.8% Mats and Integrated Services (In thousands) 2012 2013 2014 2015 2016 perating income (loss) (GAAP) (3) 54,251$ 49,394$ 70,526$ 24,949$ 14,741$ Depreciation and amortization 7,952 10,501 15,507 18,869 14,227 EBITDA (non-GAAP) (3) 62,203$ 59,895$ 86,033$ 43,818$ 28,968$ Revenues 122,283$ 115,964$ 153,367$ 95,729$ 76,035$ Operating Margin (GAAP) 44.4% 42.6% 46.0% 26.1% 19.4% EBITDA Margin (non-GAAP) 50.9% 51.6% 56.1% 45.8% 38.1% Twelve Months Ended December 31, Twelve Months Ended December 31,

N O N - G A A P F I N A N C I A L M E A S U R E S 23 The following table reconciles the Company’s ratio of total debt to capital calculated in accordance with GAAP to the non-GAAP financial measure of the Company’s ratio of net debt to capital: Consolidated June 30, (In thousands) 2012 2013 2014 2015 2016 2017 Current debt 2,599$ 12,867$ 11,648$ 7,382$ 83,368$ 85,879$ Long-term debt, less current portion 253,315 170,009 170,462 171,211 72,900 75,107 Total Debt 255,914 182,876 182,110 178,593 156,268 160,986 Total stockholders' equity 513,578 581,054 625,458 520,259 500,543 514,304 Total Capital 769,492$ 763,930$ 807,568$ 698,852$ 656,811$ 675,290$ Total Debt to Capital Ratio 33.3% 23.9% 22.6% 25.6% 23.8% 23.8% Total Debt 255,914$ 182,876$ 182,110$ 178,593$ 156,268$ 160,986$ Less: cash and cash equivalents (46,846) (65,840) (85,052) (107,138) (87,878) (68,237) Less: specific restricted cash (a) - - - - - (30,100) et Debt 209,068 117,036 97,058 71,455 68,390 62,649 Total stockholders' equity 513,578 581,054 625,458 520,259 500,543 514,304 Total Capital 722,646$ 698,090$ 722,516$ 591,714$ 568,933$ 576,953$ Net Debt to Capital Ratio 28.9% 16.8% 13.4% 12.1% 12.0% 10.9% (a) Restricted cash included in prepaid expenses and other current assets related to settlement of Convertible Notes due 2017 December 31,

E X P E R I E N C E D L E A D E R S H I P • Paul Howes President & CEO • Gregg Piontek Vice President & CFO • Mark Airola SVP, GC & Admin Officer • Phil Vollands President Fluids Systems • Bruce Smith Chief Technology Officer Fluids Systems • Matthew Lanigan President Mats & Integrated Services • Ida Ashley Vice President, Human Resources 24

M A N A G E M E N T B I O G R A P H I E S Paul L. Howes, President & CEO: Paul L. Howes joined our Board of Directors and was appointed as our Chief Executive Officer in March 2006. In June 2006, Mr. Howes was also appointed as our President. Mr. Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. Following the sale of his former company in October 2005 until he joined our Board of Directors in March 2006, Mr. Howes was working privately as an inventor and engaging in consulting and private investing activities. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. Mr. Howes is also actively engaged in energy industry trade associations. He currently holds the Chairman position on the General Membership Committee for the American Petroleum Institute (API); and, is a contributing member to the API Board of Directors and Executive Committee. Additionally, he is a member of the Board of Directors of the National Ocean Industries Association (NOIA). Gregg S. Piontek, VP & CFO: Gregg joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007, where he served as the lead executive financial officer for the asset acquisition from Stewart & Stevenson Services, Inc. and $150 million public debt offering. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University. Mark J. Airola, Sr. VP, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Prior to joining Newpark, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company’s commercial litigation. 25

Phillip T. Vollands, President, Fluids Systems: Phil joined Newpark in October 2013 as President, North America Fluids Systems and became President, Western Hemisphere in 2016. Prior to Newpark, he was Vice President, Tubular Running Services for Weatherford International from 2010 to 2013. Previously, from 1997 to 2010, he served in a variety of sales and operational roles of increasing responsibility for National Oilwell Varco including VP Power Generation Division and VP Global Strategic Accounts. Phil started his oilfield career as a wireline logging engineer working primarily in the North Sea. He brings over 25 years of global oilfield service experience that span multiple disciplines with a strong track record in driving profitable growth across the globe. Phil holds a BA in Engineering Science from Oxford University and MA (Oxon). Bruce C. Smith, Chief Technology Officer, Fluids Systems: Bruce has been in the drilling fluids industry since 1973 and has held many technical, operational and leadership positions during this 35 year period. Bruce joined Newpark in April 1998 as Vice President International and served as President of Newpark Drilling Fluids from October 2000 – June 2017. Prior to joining Newpark, Mr. Smith was the Managing Director of the UK operations of M-I SWACO. Matthew Lanigan, President Mats and Integrated Services: Matthew joined Newpark in April 2016, as President of Newpark Mats & Integrated Services. Matthew began his professional career at ExxonMobil in Australia working on rigs as a Drilling & Completions Engineer, progressing from there to Offshore Production Engineer and as a Marketer for Crude & LPG. While pursuing his MBA, he accepted a position with GE in the Plastics division where he rose to the role of Chief Marketing Officer before transferring to the Capital division of GE, based in the UK. His first opportunity to work in the United States came with the Enterprise Client Group of GE's Capital division, where he worked in leadership roles in Sales & Marketing. In 2011, he was appointed as the Director of Commercial Excellence for Asia Pacific, based in Australia. In addition to growing revenue and market share, key responsibilities for this role included developing cross-organizational synergies and market entry strategies. Ida Ashley, VP, Human Resources: Ida joined Newpark in March 2015 as Vice President, Human Resources. Ida has over 20 years of experience in Human Resources, 17 of which were specific to Oilfield Services where she specialized in Employee Relations, Mergers & Acquisitions and International HR programs. Ida has worked in a variety of HR leadership roles in Smith International, M-I SWACO and Schlumberger. Her role prior to joining Newpark was VP of HR, North America in Schlumberger. Originating from Smith International, she had the unique opportunity to lead the HR integration project team during the Schlumberger/Smith merger from August 2010 – December 2012. Ida earned her Masters of Science in Human Resources from Houston Baptist University in 2000 and her Bachelors of Arts in Modern Languages from Texas A&M in 1991. M A N A G E M E N T B I O G R A P H I E S 26

Our Board members represent a desirable mix of diverse backgrounds, skills and experiences and we believe they all share the personal attributes of effective directors. They each hold themselves to the highest standards of integrity and are committed to the long-term interests of our stockholders. B O A R D O F D I R E C T O R S 27 DAVID C. ANDERSON Chief Executive Officer, Anderson Partners Chairman of the Board Former President and Chief Operating Officer, Heidrick & Struggles ANTHONY J. BEST Retired Chief Executive Officer, SM Energy Company G. STEPHEN FINLEY Retired Senior V.P. and Chief Financial Officer, Baker Hughes Incorporated PAUL L. HOWES President and Chief Executive Officer, Newpark Resources RODERICK A. LARSON President and Chief Executive Officer, Oceaneering International, Inc. GARY L. WARREN Retired Senior Vice President, Weatherford Please visit our website for full biographies of our Board.

F O CU S E D ON C U S TOME R ’ S N E E D S